Execution Copy

                       FIRST AMENDMENT TO CREDIT AGREEMENT

      This First Amendment to Credit Agreement (this "Amendment Agreement") is dated as of August 1, 2006 by and among Lower Lakes Towing Ltd. ("Lower Lakes"), Lower Lakes Transportation Company ("LLTC"), Grand River Navigation Company, Inc., ("Grand River") the other Credit Parties signatory hereto, General Electric Capital Corporation, as a US Lender and as Agent, and GE Canada Finance Holding Company, as a Cdn. Lender.

                              W I T N E S S E T H :

      WHEREAS, the Credit Parties, the lenders party thereto, and the Agent entered into that certain Credit Agreement dated as of March 3, 2006 (the "Credit Agreement"); and

      WHEREAS, LLTC has agreed to charter three vessels from Wisconsin & Michigan Steamship Company, a Michigan corporation ("WMS"), and has requested the Agent and the Lenders to consent to such transaction; and

      WHEREAS, the Credit Parties, the Lenders and the Agent have agreed to consent to such transaction and to amend the Credit Agreement as set forth herein.

      NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

      1. Defined Terms. Capitalized terms used herein and not otherwise defined herein shall have the meanings attributed to such terms in the Credit Agreement, as amended hereby.

      2. Consent. Each Lender hereby consents to (a) the charter by LLTC of three vessels pursuant to the WMS Charter and (b) the guaranty by Parent of certain of WMS's obligations under the WMS Charter pursuant to the Parent Guaranty, in each case as such document is in effect as of the date hereof or amended in accordance with the terms of the Credit Agreement, as amended hereby.

      3. Amendments to Credit Agreement. The Credit Agreement is hereby amended as follows:

      3.1. Section 1.1(a) of the Credit Agreement is hereby amended by (a) deleting the reference therein to "Cdn. $2,300,000" and replacing it with a reference to "Cdn. $3,000,000", and (b) deleting each reference in Section 1.1(a)(ii) to "US $2,000,000" and replacing it with a reference to "US $4,000,000".

      3.2. Section 1.1(c) of the Credit Agreement is hereby amended by (a) deleting the reference to "US $3,500,000" therein and replacing it with a reference to "US $6,500,000", (b) deleting the reference in Section 1.1(c)(ii) to "US $2,000,000" and replacing it with a reference to "US $4,000,000" and (c) adding the following at the end of Section 1.1(c)(ii):

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      Notwithstanding the foregoing, the US Seasonal Facility shall also be in effect from August 1, 2006 through September 29, 2006.

      3.3. Section 5.11 is hereby amended by deleting the parenthetical in the second sentence of paragraph (a) thereof in its entirety and replacing it with the following:

      (and shall ensure that the owner of each US Vessel not owned by it maintains the documentation of such US Vessels under the laws of the United States of America).

      3.4. Section 6.6 of the Credit Agreement is hereby deleted in its entirety and replaced with the following:

            6.6 Guaranteed Indebtedness.

            No Credit Party shall create, incur, assume or permit to exist any Guaranteed Indebtedness except (a) by endorsement of instruments or items of payment for deposit to the general account of any Credit Party, (b) for Guaranteed Indebtedness incurred for the benefit of any other Credit Party if the primary obligation is expressly permitted by this Agreement and (c) the entry by Parent into the Parent Guaranty.

      3.5. Section 6.18 of the Credit Agreement is hereby amended by adding paragraph (c) thereto as follows:

                  (c) No Credit Party shall (i) (A) consent to or enter into any amendment, modification or supplement of the WMS Charter or the Parent Guaranty, (B) consent to any modification to either such agreement or to the terms of the WMS/NC Debt or the WMS Subordinated Debt, or (C) consent to any change to the insurance coverage of any of the vessels covered by the WMS Charter, which in any such case could be materially adverse to the rights of the Agent, any Lender or any Credit Party, (ii) consent to any refinancing of the WMS/NC Debt or the WMS Subordinated Debt, (iii) exercise any purchase option under the WMS Charter (unless solely for the benefit of an assignee purchaser which is not a Credit Party), or (iv) agree to an extension of the initial term of the WMS Charter, absent, in any such case, the prior written consent of Agent and Requisite Lenders.

      3.6. Section 8.1 of the Credit Agreement is hereby amended by deleting paragraph (o) thereto in its entirely and replacing it with the following:

                  (o) Any event occurs, whether or not insured or insurable, as a result of which revenue-producing activities generating more than 15% of such Borrower's revenues for the Fiscal Year preceding such event cease or are substantially curtailed and such cessation or curtailment continues for more than thirty (30) days. For greater certainty, neither (i) the commencement of the winter season and the cessation of the operation of the Vessels by the Credit Parties in accordance with past practice as a consequence thereof or (ii) the temporary lay-up from service of one or two Vessels in the ordinary course of business shall constitute an Event of Default.

      3.7. Annex A to the Credit Agreement is hereby amended by (a) adding the following definitions in alphabetical order:


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            "NC" means National City Commercial Capital Company, LLC, an Indiana
      limited liability company.

            "Norton" means the David Z. Norton, a documented vessel of the United States bearing U.S. Official Number 549231.

            "Oglebay" means the Earl W. Oglebay, a documented vessel of the United States bearing U.S. Official Number 552395.

            "Parent Guaranty" means that certain Time Charter Guaranty dated as of August 1, 2006 by Parent in favor of WMS, as in effect as of such date or as amended in accordance with the terms of this Agreement.

            "WMS" means Wisconsin & Michigan Steamship Company, a Michigan corporation.

            "WMS Charter" means that certain Time Charter Agreement dated as of August 1, 2006 between WMS and LLTC, as in effect as of such date or as amended in accordance with the terms of this Agreement.

            "WMS/NC Debt" means all Indebtedness evidenced or governed by that certain Loan and Security Agreement dated as of August 1, 2006 between WMS and NC, as in effect as of such date or as amended in accordance with the terms of this Agreement.

            "WMS Subordinated Debt" means all Indebtedness evidenced or governed by that certain Senior Subordinated Note Purchase Agreement dated as of August 1, 2006 between WMS and Rand Finance Corp. and Oglebay Norton Marine Services Company, LLC, as in effect as of such date or as amended in accordance with the terms of this Agreement.

            "Wolverine" means the Wolverine, a documented vessel of the United States bearing U.S. Official Number 560339.

(b) deleting the definitions of "Cdn. Revolving Loan Commitment", "US Revolving Loan Commitment", and "US Vessels" in their entirety and replacing them with the following:

            "Cdn. Revolving Loan Commitment" means (a) as to any Cdn. Revolving Lender, the aggregate commitment of such Cdn. Revolving Lender to make Cdn. Revolving Credit Advances or incur Letter of Credit Obligations as set forth on Annex I to the Agreement or in the most recent Assignment Agreement executed by such Cdn. Revolving Lender and (b) as to all Cdn. Revolving Lenders, the aggregate commitment of all Cdn. Revolving Lenders to make Cdn. Revolving Credit Advances or incur Letter of Credit Obligations, which aggregate commitment shall be Three Million Canadian Dollars (Cdn.$3,000,000), as such amount may be adjusted, if at all, from time to time in accordance with this Agreement.

            "Time Charter Agreement" means (i) the time charter agreements dated as of September 22, 2004 between Grand River and LLTC in respect of the Invincible and Barge McKee, (ii) the time charter agreements dated as of September 22, 2004 between Grand River and LLTC in respect of Maumee and Calumet, (iii) the time charter agreement dated as of September 22, 2004 between Grand River and LLTC in respect of the Manistee and (d) the WMS Charter.


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

            "US Revolving Loan Commitment" means (a) as to any US Revolving Lender, the aggregate commitment of such US Revolving Lender to make US Revolving Credit Advances as set forth on Annex I to the Agreement or in the most recent Assignment Agreement executed by such US Revolving Lender and (b) as to all US Revolving Lenders, the aggregate commitment of all US Revolving Lenders to make US Revolving Credit Advances, which aggregate commitment shall be Six Million Five Hundred Thousand US Dollars (US$6,500,000), as such amount may be adjusted, if at all, from time to time in accordance with the Agreement.

            "US Vessels" means, collectively, the Invincible, the Maumee, the Calumet, the Barge McKee, the Manistee, the Wolverine, the Norton and the Oglebay.

and (c) adding the following to the end of the definition of "Operating Lease":
"and other than any time charter or bareboat charter".

      3.8. Annex E to the Credit Agreement is hereby amended by deleting paragraph (l) thereof in its entirety and replacing it with the following:

            (l) Other Default Notices. To Agent, within two (2) Business Days after receipt thereof, copies of any and all default notices received under or with respect to (i) any leased location or public warehouse where Collateral is located, and (ii) that certain Loan and Security Agreement dated as of August 1, 2006 between WMS and NC.

      3.9. Annex I to the Credit Agreement is hereby amended by deleting Annex I in its entirety and replacing it with the Annex I attached hereto.

      3.10. Schedule 3.24 to the Credit Agreement is hereby amended by deleting
Schedule 3.24 in its entirety and replacing it with the Schedule 3.24 attached hereto.

      4. Conditions to Effectiveness. The effectiveness of this Amendment Agreement is expressly conditioned upon the execution of this Agreement by the Credit Parties, the Agent and each Lender and the satisfaction of the following conditions:

            (a) Revolving Notes. Lower Lakes and LLTC shall provide duly executed originals of replacement Revolving Notes dated the date hereof, reflecting the terms set forth in Section 3 hereof.

            (b) Other Documents. The Borrowers shall provide such other documents, instruments and agreements as the Agent may reasonably request.

      5. Representations and Warranties of the Credit Parties.

      5.1. Each of the Credit Parties represents and warrants that the execution, delivery and performance by each of the Credit Parties of this Amendment Agreement have been duly authorized by all necessary corporate action and that this Amendment Agreement is a legal, valid and binding obligation of


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

each of the Credit Parties, enforceable against such Credit Party in accordance with its terms, except as the enforcement thereof may be subject to (a) the effect of any applicable bankruptcy, insolvency, reorganization, moratorium or similar law affecting creditors' rights generally and (b) general principles of equity (regardless of whether such enforcement is sought in a proceeding in equity or at law).

      5.2. Each of the Credit Parties hereby certifies that each of the representations and warranties contained in the Credit Agreement is true and correct in all material respects on and as of the date hereof as if made on the date hereof, except to the extent that any such representation or warranty is stated to relate solely to an earlier date, in which case such representation or warranty shall be true and correct on and as of such earlier date.

      6. Reference to and Effect on the Credit Agreement.

      6.1. Upon the effectiveness of this Amendment Agreement, (a) each reference in the Credit Agreement to "this Agreement," "hereunder," "hereof," "herein" or words of like import and each reference to the Credit Agreement in each Loan Document shall mean and be a reference to the Credit Agreement as amended hereby, and (b) each reference to the GE Capital Fee Letter shall mean and be a reference to the GE Capital fee letter as amended hereby.

      6.2. Except as specifically amended above, all of the terms, conditions and covenants of the Credit Agreement and the other Loan Documents shall remain unaltered and in full force and effect and shall be binding upon the Credit Parties in all respects and are hereby ratified and confirmed.

      6.3. The execution, delivery and effectiveness of this Amendment Agreement shall not operate as a waiver of (a) any right, power or remedy of any Lender or the Agent under the Credit Agreement or any of the Loan Documents, or (b) any Event of Default or Default under the Credit Agreement.

      7. Costs and Expenses. The Borrower agrees to pay on demand all costs and expenses of the Agent in connection with the preparation, execution and delivery of this Amendment Agreement, including the reasonable fees and out-of-pocket expenses of counsel for the Agent with respect thereto.

      8. CHOICE OF LAW. THIS AMENDMENT AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS (AND NOT THE LAW OF CONFLICTS) OF THE STATE OF NEW YORK.

      9. Execution in Counterparts. This Amendment Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

      10. Headings. Section headings in this Amendment Agreement are included herein for convenience of reference only and shall not constitute a part of this Amendment Agreement for any other purposes.


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                            [signature page follows]


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      IN WITNESS WHEREOF, the Credit Parties, the Agent and the Lenders have executed this Amendment Agreement as of the date first above written.

                                           LOWER LAKES TOWING LTD.

                                           By: /s/ Laurence S. Levy
                                           Title: Vice President


                                           LOWER LAKES TRANSPORTATION COMPANY

                                           By: /s/ Laurence S. Levy
                                           Title: Vice President


                                           GRAND RIVER NAVIGATION COMPANY, INC.

                                           By: /s/ Laurence S. Levy
                                           Title: Vice President


                                           PORT DOVER STEAMSHIP COMPANY INC.

                                           By: /s/ Laurence S. Levy
                                           Title: Vice President

                                           RAND LL HOLDINGS CORP.

                                           By: /s/ Laurence S. Levy
                                           Title: President


                                           GENERAL ELECTRIC CAPITAL CORPORATION,
                                           as a US Lender and as Agent

                                           By: /s/ David L'Homme
                                           Title: Senior Vice President


                                           GE CANADA FINANCE HOLDING COMPANY,
                                           as Cdn. Lender

                                           By: Dan Billard
                                           Title: Duly Authorized Signatory


                                           GE CANADA FINANCE HOLDING COMPANY,
                                           as L/C Guarantor

                                           By: Dan Billard
                                           Title: Duly Authorized Signatory


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                 ANNEX I (from Annex A - Commitments definition)
                                       to
                                CREDIT AGREEMENT

Lender(s):

US Term Loan Commitment:                                      US$4,000,000

General Electric Capital Corporation                          US$4,000,000

Cdn. Term Loan Commitment:                                    Cdn$21,200,000

GE Canada Finance Holding Company                             Cdn$21,200,000

US Revolving Loan Commitment:                                 US$6,500,000

General Electric Capital Corporation                          US$6,500,000

Cdn. Revolving Loan Commitment:                               Cdn$3,000,000

GE Canada Finance Holding Company                             Cdn$3,000,000